Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Theorem Main Master Fund LP

Theorem Prime + Yield Fund Master LP

Theorem Securitization Sponsor SPC, acting solely on behalf of and for the account of Theorem

Securitization Sponsor Segregated Portfolio 7

400 Concar Drive

San Mateo, California 94402

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of Theorem Funding Trust 2023-1, Asset-Backed Notes. Theorem Main Master Fund LP, Theorem Prime + Yield Fund Master LP and Theorem Securitization Sponsor SPC, an exempted company with limited liability registered as a segregated portfolio company under the laws of the Cayman Islands, acting solely on behalf of and for the account of Theorem Securitization Sponsor Segregated Portfolio 7 (“Portfolio 7”) (collectively, the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”) (collectively with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 22, 2023, representatives of Goldman Sachs, on behalf of the Company, provided us with a computer- generated data file and related record layout containing data, as represented to us by the Company, as of the close of business March 3, 2023, with respect to 25,501 unsecured consumer loans (the “Initial Statistical Loan File”). We were instructed by representatives of Goldman Sachs, on behalf of the Company, to remove the six unsecured consumer loans indicated in Appendix A. The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

At your instruction, we randomly selected 150 unsecured consumer loans from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Loan number (for informational purposes only) 2. Platform name 3. Origination date 4. Original principal balance 5. Loan term (months) 6. Borrower interest rate 7. Annual percentage rate	8. State of residence 9. FICO score 10. Debt to income ratio 11. Reported annual income 12. Current principal balance 13. Current maturity date

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the related Loan Contract (the “Contract”).

We compared Characteristic 6. to the corresponding information set forth on or derived from the related Contract and to queries from the Company’s servicing system as of March 3, 2023 (collectively, the “Servicing System Query”), provided to us representatives of the Company.

We compared Characteristic 7. to the corresponding information set forth on or derived from the related “Truth in Lending Disclosure” and to the Servicing System Query.

We compared Characteristic 8. to the corresponding information set forth on or derived from the related Truth in Lending Disclosure or the Servicing System Query.

We compared Characteristics 9. through 13. to the corresponding information set forth on or derived from the Servicing System Query.

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Contract indicated the borrower “signed electronically.”

At your instruction, for purposes of such comparisons:

•	with respect to our comparison of Characteristic 3., differences of 7 days or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 7., differences of 0.02% or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 11., differences of $0.04 or less are deemed to be “in agreement.”

The loan documents described above (including any information obtained from the Servicing System Query) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix B. Supplemental information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the appropriateness for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed- upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 7, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by

Deloitte & Touche LLP dated April 7, 2023.

In applying our agreed-upon procedures as outlined above, we were instructed to remove the following unsecured consumer loans from the Initial Statistical Loan File:

Loan number
196808485
197104876
184928040
193610884
197349877
196890786

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by

Deloitte & Touche LLP dated April 7, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in origination date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 7, 2023

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Contract

1	d7976f22-5cf7-451a-a2b9-ac7eebaf8bd9	Origination date	11/15/2021	11/7/2021

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.